UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): February 28, 2007

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-29525	33-0889197
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 Westchester Avenue, Suite L7	10604
White Plains, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 28, 2007, Michael G. Carey was appointed to our Board of Directors. Our Board of Directors expanded its size from six members to seven members and Mr. Carey’s membership will fill the vacancy that was created by this increase.

Mr. Carey is a lawyer, and has over 20 years of experience in economic development, finance, banking, and government relations. He is the Founding Partner of The Carey Group, LLC, a consulting and economic development services firm which also provides government relations services. In addition, until 2006, Mr. Carey served as Senior Vice President and General Counsel of Cybersettle, Inc. and also served in the same capacity at Cybersettle Holdings, Inc. Prior to joining Cybersettle, he was a partner at Plunkett & Jaffe, P.C.

Prior to starting The Carey Group, Mr. Carey served as a Special Advisor to New York City Mayor Michael R. Bloomberg in 2002, focusing on special projects, including New York City’s takeover of the Board of Education, as well as overseeing the School Construction Authority.

From 1999 to 2002, Mr. Carey was President of the New York City Economic Development Corporation (“EDC”) during the administration of Mayor Rudolph W. Giuliani. Mr. Carey also served as the EDC’s First Executive Vice President and General Counsel from 1997 to 1999. Mr. Carey oversaw the economic development and revitalization of a number of different projects. While at the EDC, Mr. Carey was also chairman of New York City’s Industrial Development Agency, where he assisted hundreds of companies and not-for-profit organizations in undertaking capital expansions, through bond financing and/or tax benefits.

Prior to joining the EDC, Mr. Carey was a Managing Director at the investment banking firm Cambridge Partners L.L.C., where he specialized in municipal finance and financial products. Before joining Cambridge Partners, he was a partner with the law firm of Whitman Breed Abbott & Morgan LLC, where he practiced corporate and commercial litigation. Mr. Carey began his career at the law firm of Paul Weiss Rifkind Wharton & Garrison LLP.

Mr. Carey holds a J.D. degree from Fordham University School of Law and a bachelor’s degree from the Catholic University of America. He is the son of former New York Governor Hugh L. Carey.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Debt Resolve, Inc. issued February 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBT RESOLVE, INC.

Date: March 6, 2007	By:	/s/ Katherine A. Dering
Katherine A. Dering
Chief Financial Officer